Simplify Chinese Commodities Strategy No K-1 ETF

CCOM

a series of Simplify Exchange Traded Funds

SUMMARY PROSPECTUS

January 9, 2026

www.simplify.us/etfs	Advised by: Simplify Asset Management Inc. 10845 Griffith Peak Drive 2/F Las Vegas, NV 89135 phone: 1 (855) 772-8488

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. The Fund’s prospectus and statement of additional information dated January 9, 2026, are incorporated by reference into this summary prospectus. You can obtain these documents and other information about the Fund online at www.simplify.us/etfs or by calling 1-855-772-8488.

These securities have not been approved or disapproved by the Securities and Exchange Commission or the Commodity Futures Trading Commission nor has the Securities and Exchange Commission or the Commodity Futures Trading Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Shares of the Fund are listed and traded on the NYSE Arca, Inc.

FUND SUMMARY - SIMPLIFY CHINESE COMMODITIES STRATEGY NO K-1 ETF

Investment Objective: The Simplify Chinese Commodities Strategy No K-1 ETF (the “Fund” or “CCOM”) seeks capital appreciation.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy, sell, and hold shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table or examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.99%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.99%

(1)	Other Expenses are estimated for the Fund’s initial fiscal year.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

1 Year	3 Years
$101	$315

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. The Fund is a new fund and has no portfolio turnover information as of the date of this Prospectus.

Principal Investment Strategies:

The Fund is an actively managed ETF. Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in instruments that have economic characteristics substantially similar to an investment (long or short) in Chinese commodities. Chinese commodities are denominated and traded in renminbi (“RMB”). The Fund defines Chinese commodities as those traded on a major Chinese commodity futures exchange. Generally, Chinese commodities are substantially similar to commodities in other parts of the world (such as soybeans) but have prices that reflect economic demand in China. Additionally, some Chines commodities, such as flat glass, do not trade on any futures market outside of China. As of the date of this prospectus, the major Chinese commodity futures exchanges are the: (i) Shanghai Futures Exchange, (ii) Dalian Commodity Exchange, (iii) Zhengzhou Commodity Exchange, and (iv) Shanghai International Energy Exchange. However, as of the date of this prospectus, the Fund is not able to directly invest in Chinese commodity futures on these exchanges. Consequently, the adviser seeks to achieve the Fund’s investment objective by investing predominately in swap contracts linked to Chinese commodities.

The Fund focuses on commodities in the following sectors: (i) energy, (ii) grains, (iii) industrial inputs, and (iv) metals. The adviser delegates the selection of the reference Chinese futures contracts for the Fund to a commodity futures adviser, Altis Partners (Jersey) Limited (the “Commodity Futures Adviser”). The Fund attempts to capture the economic benefit derived from rising trends based on the price changes of Chinese commodity futures contracts. Each month, each Chinese commodity futures contract is generally positioned long if the contract is experiencing a positive price trend. The Fund may take short positions if the contract is experiencing a negative price trend. However, the Fund expects its portfolio of Chinese commodity-linked instruments to have a net long bias in most market environments.

Price trends and the determination whether to take a long or short position are based on the expected returns of each Chinese commodity futures contract, derived from the Commodity Futures Adviser’s models that use valuation (price changes relative to economic indicators such as inflation) and momentum signals (prices trending higher or lower over various look back periods). In addition to return, the Commodity Futures Adviser considers the risk of each futures contract and the correlation between futures contracts. The Fund also holds short-term U.S. Treasury securities or other high credit quality, short-term fixed-income or similar securities (such as shares of money market funds, including affiliated money market ETFs, and collateralized repurchase agreements) for direct investment or as collateral pledged, if required, for investments in certain commodity-linked instruments.

Unlike a typical commodity pool that is taxed as a partnership and provides each partner with a Schedule K-1 annually, the Fund provides shareholders with a Form 1099 but no Schedule K-1. To deliver 1099s consistent with applicable tax law, the Fund intends to invest in an underlying subsidiary, as discussed below.

Typically, the Fund will not invest directly in Chinese commodity-linked instruments. But rather, the Fund expects to gain exposure to these investments by investing up to 25% of its assets in a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands (the “Subsidiary”). The Subsidiary is advised by the adviser, which obtains research support from the Commodity Futures Adviser. Unlike the Fund, the Subsidiary is not an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment in the Subsidiary is intended to provide the Fund with exposure to Chinese commodity-linked instruments in accordance with applicable tax rules and regulations. The Subsidiary follows the same compliance policies and procedures, as the Fund and is subject to the same investment restrictions and limitations as the Fund when measured on a consolidated basis with the Fund. The Fund complies with the provisions of the 1940 Act governing investment policies, capital structure and leverage on an aggregate basis with the Subsidiary. In addition, the Subsidiary complies with the provisions of the 1940 Act relating to affiliated transactions, custody, and advisory agreements.

The Fund is classified as a “non-diversified” investment company under the Investment Company Act of 1940, as amended, which means that the Fund may invest a higher percentage of its assets in a fewer number of issuers than is permissible for a “diversified” Fund.

Principal Investment Risks: As with all funds, there is the risk that you could lose money through your investment in the Fund. Many factors affect the Fund’s net asset value and price of shares and performance. The following describes the risks the Fund bears with respect to its investments. As with any fund, there is no guarantee that the Fund will achieve its goal. Many of the risks presented below are born by the Fund indirectly through its Subsidiary.

Commodity Risk. Investments linked to commodities and commodity futures contracts can be highly volatile compared to investments in traditional securities, and funds holding instruments linked to commodities and commodity futures contracts may experience large losses. The value of instruments linked to commodities and commodity futures contracts may be affected by market movements, commodity benchmarks, volatility, changes in interest rates, or factors affecting a particular industry, or commodity. For example, commodity prices and commodity futures contracts may be affected by numerous factors, including drought, floods, fires, weather, livestock disease, pipeline ruptures or spills, embargoes, tariffs and international, economic, political or regulatory developments.

China Risk. The Chinese economy is generally considered an emerging market and can be significantly affected by economic and political conditions in China and may demonstrate significantly higher volatility than developed markets. China may be subject to considerable degrees of economic, political and social instability. The Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China (the “PRC”). However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information and or political and social instability. Chinese commodities are also subject to governmental intervention in their consumption and pricing. The Chinese economy is export-driven and highly reliant on trading with key partners. The Chinese government regulates the payment of foreign currency denominated obligations. Consequently, the RMB is not freely convertible and currency conversion transactions are subject to approval of PRC authorities. Although Chinese authorities have indicated an intent to move to a freely convertible RMB, there is no assurance that restrictions will not continue. The Chinese government may introduce new laws and regulations that could have an adverse effect on the Fund.

○	Emerging Markets Risk. China is still considered an emerging market economy. Investing in instruments linked to emerging markets involves not only the risks described below with respect to investing in foreign-linked instruments, but also other risks, including exposure to economic structures that are generally less diverse and mature, limited availability and reliability of information material to an investment decision, and exposure to political systems that can be expected to have less stability than those of developed countries. The market for the instruments in emerging markets typically is small, and low trading volume in those instruments may result in a lack of liquidity and price volatility.

Futures Risk. The Fund’s indirect use of futures via swap contracts involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying asset. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index or reference asset because of temporary, or even long-term, supply and demand imbalances.

○	Short Position Risk. The Fund will incur a loss as a result of a short futures position if the price of the futures sold short increases between the date of the short sale and the date of an offsetting purchase. Short sales present a risk of unlimited loss on an individual futures contract basis, particularly if the Fund is unable to close out its short position. Market or other factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

Active Management Risk. The Fund is subject to the risk that the investment management strategy may not produce the intended results and may negatively impact Fund performance.

Commodity Futures Adviser Risk. The Commodity Futures Adviser’s judgments about the attractiveness, value and potential appreciation of particular commodity asset classes and futures in which the Fund invests may prove to be incorrect and may not produce the desired results.

Leverage Risk. The use of leverage by the Fund, through its use of swaps, will cause the Fund to incur additional expenses and magnify the Fund’s gains or losses.

Limited History Risk. The Fund is a new ETF and does not yet have a history of operations for investors to evaluate.

Market and Geopolitical Risk. The increasing interconnectivity between global economies and financial markets increases the likelihood that events or conditions in one region or financial market may adversely impact issuers in a different country, region or financial market. Assets in the Fund’s portfolios may underperform due to inflation (or expectations for inflation), interest rates, global demand for particular products or resources, natural disasters, pandemics, epidemics, terrorism, international conflicts, regulatory events and governmental or quasi-governmental actions. The occurrence of global events similar to those in recent years may result in market volatility and may have long term effects on both the U.S. and global financial markets. The novel coronavirus (COVID-19) global pandemic and the lingering effects of aggressive responses taken by many governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines or similar restrictions, as well as the forced or voluntary closure of, or operational changes to, many retail and other businesses had negative impacts, and in many cases severe negative impacts, on markets worldwide. It is not known how long such impacts, or any future impacts of other significant events described above, will or would last, but there could be a prolonged period of global economic slowdown, which may impact your Fund investment.

Swaps Risk. The Fund’s use of swaps involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) the risk that the counterparty to a swap transaction may not fulfill its contractual obligations and the Fund may not receive payments owed under the contract, or such payments may be delayed and the value of agreements with the counterparty may decline; (ii) risk of mispricing or improper valuation; (iii) the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset or index; and (iv) swap fees will reduce Fund returns.

○	Over-the-Counter Market Risk. Swaps traded in over-the-counter markets may trade less frequently and in limited volumes and thus exhibit more volatility and liquidity risk, and the prices paid by the Fund in over-the-counter transactions may include an undisclosed dealer markup. The Fund is also exposed to default by the over-the-counter counterparty who may be unwilling or unable to perform its contractual obligations to the Fund. Heightened commodity price volatility may cause counterparties to impose volume limits on the Fund and may cause counterparties to withdraw from trading certain commodities, each of which may impede the Fund’s achievement of its investment objective.

○	Short Position Risk. The Fund will incur a loss as a result of a short swap position if the price of the reference asset increases between the date of the short and the date of an offsetting purchase. Short swap positions present a risk of unlimited loss on an individual contract basis, particularly if the Fund is unable to close out its short position. Market or other factors may prevent the Fund from closing out a short position at the most desirable time or at a favorable price.

Cash or Cash Equivalents Risk. At any time, the Fund may have significant investments in cash or cash equivalents. When a substantial portion of a portfolio is held in cash or cash equivalents, there is the risk that the value of the cash account, including interest, will not keep pace with inflation, thus reducing purchasing power over time. Additionally, in rising markets, holding cash or cash equivalents may adversely affect the Fund’s performance and the Fund may not achieve its investment objective.

Repurchase Agreement Risk. The Fund’s investment in repurchase agreements may be subject to market and credit risk with respect to the collateral securing the repurchase agreements. Investments in repurchase agreements also may be subject to the risk that the market value of the underlying obligations may decline prior to the expiration of the repurchase agreement term.

Rolling Futures Contract Risk. The Fund’s investments linked to futures contracts are subject to risks related to rolling. Rolling occurs when an investor closes out of a futures contract as it nears its expiration and replaces it with a contract that has a later expiration. When the market for these futures contracts is such that the prices are higher in the more distant delivery months than in the nearer delivery months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is lower than the price of the more distant contract. This pattern of higher futures contract prices for longer expiration contracts is often referred to as “contango.” Alternatively, when the market for futures contracts is such that the prices are higher in the nearer months than in the more distant months, the sale during the course of the “rolling process” of the more nearby contract would take place at a price that is higher than the price of the more distant contract. This pattern of higher futures prices for shorter expiration futures contracts is referred to as “backwardation.” Extended periods of contango or backwardation have occurred in the past and can in the future cause significant losses for the Fund.

Subsidiary Investment Risk. Changes in the laws of the United States and/or the Cayman Islands, under which the Fund and the Subsidiary are organized, respectively, could result in the inability of the Fund to operate as intended and could negatively affect the Fund and its shareholders. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Thus, the Fund, as an investor in the Subsidiary, will not have all the protections offered to investors in registered investment companies.

U.S. Treasury Market Risk. The U.S. Treasury market can be volatile, and the value of instruments correlated with these markets may fluctuate dramatically from day to day. U.S. Treasury obligations may provide relatively lower returns than those of other securities. Similar to other debt instruments, U.S. Treasury obligations are subject to debt instrument risk and interest rate risk. In addition, changes to the financial condition or credit rating of the U.S. Government may cause the value of U.S. Treasury obligations to decline.

Non-Diversification Risk. Because the Fund is non-diversified and may invest a greater portion of its assets in fewer issuers than a diversified fund, changes in the market value of a single portfolio holding could cause greater fluctuations in the Fund’s share price than would occur in a diversified fund.

Affiliated Money Market ETF Conflict of Interest Risk. Because the Fund may invest in an affiliated ETF, the adviser is subject to conflicts of interest in allocating the Fund’s assets to the affiliated ETF. The adviser will receive more revenue to the extent it selects an affiliated ETF rather than an unaffiliated ETF for inclusion in the Fund’s portfolio.

Early Close/Trading Halt Risk. An exchange or market may close or issue trading halts on specific securities, or the ability to buy or sell certain securities or financial instruments may be restricted, which may prevent the Fund from buying or selling certain securities or financial instruments. In these circumstances, the Fund may be unable to rebalance its portfolio, may be unable to accurately price its investments and may incur substantial trading losses.

ETF Structure Risk. The Fund is structured as an ETF. As a result, the Fund is subject to special risks, including:

●	Not Individually Redeemable. The Fund’s Shares (“Shares”) are not redeemable by retail investors and may be redeemed only by the Authorized Participant at net asset value (“NAV”) and only in Creation Units. A retail investor generally incurs brokerage costs when selling shares.

●	Trading Issues. Trading in Shares on the NYSE Arca, Inc. (the “Exchange”) may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in Shares inadvisable, such as extraordinary market volatility. There can be no assurance that Shares will continue to meet the listing requirements of the Exchange, which may result in the Fund’s shares being delisted. An active trading market for the Shares may not be developed or maintained. If the Shares are traded outside a collateralized settlement system, the number of financial institutions that can act as Authorized Participants that can post collateral on an agency basis is limited, which may limit the market for the Shares.

●	Market Price Variance Risk. Individual Shares of the Fund that are listed for trading on the Exchange can be bought and sold in the secondary market at market prices. The market prices of Shares will fluctuate in response to changes in NAV and supply and demand for Shares. There may be times when the market price and the NAV vary significantly and you may pay more than NAV when buying Shares on the secondary market, and you may receive less than NAV when you sell those Shares. The market price of Shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security. In times of severe market disruption, the bid-ask spread often increases significantly. This means that Shares may trade at a discount to NAV and the discount is likely to be greatest when the price of Shares is falling fastest, which may be the time that you most want to sell your Shares. The Fund’s investment results are measured based upon the daily NAV of the Fund over a period of time. Investors purchasing and selling Shares in the secondary market may not experience investment results consistent with those experienced by those Authorized Participants creating and redeeming directly with the Fund.

○	In times of market stress, market makers may step away from their role market making in shares of ETFs and in executing trades, which can lead to differences between the market value of Shares and the Fund’s NAV.

○	The market price for the Shares may deviate from the Fund’s NAV, particularly during times of market stress, with the result that investors may pay significantly more or significantly less for Shares than the Fund’s NAV, which is reflected in the bid and ask price for Fund shares or in the closing price.

○	In stressed market conditions, the market for the Shares may become less liquid in response to the deteriorating liquidity of the Fund’s portfolio. This adverse effect on the liquidity of the Shares may, in turn, lead to differences between the market value of the Shares and the Fund’s NAV.

●	Authorized Participant Risk. Only an Authorized Participant may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that may act as an Authorized Participant on an agency basis (i.e., on behalf of other market participants). To the extent that Authorized Participants exit the business or are unable to proceed with creation or redemption orders with respect to the Fund and no other Authorized Participant is able to step forward to create or redeem Creation Units, the Fund’s shares may be more likely to trade at a premium or discount to NAV and possibly face trading halts or delisting. Authorized Participant concentration risk may be heightened for securities or instruments that have lower trading volumes.

Performance: Because the Fund has only recently commenced investment operations, no performance information is presented for the Fund at this time. In the future, performance information will be presented in this section of the Prospectus. Also, shareholder reports containing financial and performance information will be mailed to shareholder semi-annually. Updated performance information will be available at no cost by visiting www.simplify.us or by calling 1 (855) 772-8488.

Investment Adviser: Simplify Asset Management Inc. (“SAMI” or “Adviser”).

Commodity Futures Adviser: Altis Partners (Jersey) Limited.

Portfolio Managers: David Berns, Chief Investment Officer of the Adviser; Michael Green, Managing Director and Chief Strategist of the Adviser, Ken Miller, Portfolio Manager of the Adviser, and Paisley Nardini, Asset Allocation Strategist of the Adviser serve as portfolio managers of the Fund. Mr. Berns, Mr. Green, Mr. Miller, and Ms. Nardini have each served the Fund as a portfolio manager since it commenced operations and are jointly and primarily responsible for the management of the Fund.

Purchase and Sale of Fund Shares: The Fund will issue and redeem Shares at NAV only in large blocks of 25,000 Shares (each block of Shares is called a “Creation Unit”). Creation Units are issued and redeemed primarily in-kind for securities but may include cash. Individual Shares may only be purchased and sold in secondary market transactions through brokers. Except when aggregated in Creation Units in transactions with Authorized Participants, the Shares are not redeemable securities of the Fund.

Shares of the Fund are listed for trading on the Exchange and trade at market prices rather than NAV. Shares of the Fund may trade at a price that is greater than, at, or less than NAV. An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market. Recent information on the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads is available at www.simplify.us/etfs.

Tax Information: The Fund’s distributions generally will be taxable as ordinary income or long-term capital gains. A sale of Shares may result in capital gain or loss.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.